Form 8-k is being submitted pursuant to Rule 901(d) of Regulation S-T

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2001

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina		29401
(Address of principal executive offices)		(Zip Code)

(843) 529-5933
Registrant's telephone number (including area code)

Item 5. Other Events

On April 19, 2001, First Financial Holdings, Inc. reported earnings for the quarter ended March 31, 2001. For more information regarding this matter, see the press release and selected financial data attached hereto as Exhibit 1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit (1). Press release dated April 19, 2001 and selected financial data for the quarter ended March 31, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ Susan E. Baham
Susan E. Baham
Senior Vice President and Chief Financial Officer

Date: April 19, 2001

Exhibit 1

Press release dated April 19, 2001 with selected financial data.

Contact:	Susan Baham
Senior Vice President
(843) 529-5601

FIRST FINANCIAL HOLDINGS, INC.
REPORTS RECORD RESULTS FOR SECOND QUARTER

 Charleston, South Carolina (April 19, 2001) - First Financial Holdings, Inc. (NASDAQ: FFCH) today announced record results for the second quarter ended March 31, 2001.

 First Financial reported net income of $5.8 million for the quarter ended March 31, 2001 compared with net income of $4.9 million for the quarter ended March 31, 2000. Net income in the first six months of fiscal 2001 totaled $10.7 million compared with net income of $9.7 million in the first six months of fiscal 2000.

 Basic and diluted earnings per common share were $.43 and $.42, respectively, in the quarter ended March 31, 2001 compared with $.37 and $.36 in the quarter ended March 31, 2000. Year to date basic and diluted earnings per common share for 2001 were $.80 and $.78, respectively, compared with $.73 and $.71 in the 2000 period.

 First Financial reported that a nonrecurring gain on the sale of real estate owned increased after tax income in the current quarter and current fiscal year by approximately $645 thousand. The nonrecurring gain recognized in the second quarter increased basic and diluted earnings per share by approximately $.05.

 President and Chief Executive Officer A. Thomas Hood commented, "We are pleased to report record net income and earnings per share this quarter. The Company experienced an 18% improvement in net income and a 17% increase in diluted earnings per share in the March 2001 quarter as compared to March 2000. Although results for the quarter benefited from the sale of a commercial property formerly in real estate owned, we were also pleased with results on an operating earnings basis. Net interest income increased by 7% in the second quarter ended March 31, 2001, due principally to growth of $127.3 million in average earning assets. Our net interest margin improved slightly in the March 2001 quarter to 3.07% from 3.04% in the March 2000 quarter and also expanded on a linked quarter basis from 2.92% in the December 2000 quarter. Recent declines in short-term interest rates have proven to be beneficial to spreads."

 Hood also commented, "Other income, after excluding the nonrecurring gain on real estate sold, increased to $5.6 million, up from $4.3 million in the March 2000 quarter. This 30% increase was fueled by strong increases in insurance revenues and gains on sales of loans and mortgage-backed securities. We continue to expand insurance sales, and, with lower market interest rates, mortgage lending expanded significantly during the quarter."

 "For the six months ended March 31, 2001, net income increased 10% and diluted earnings per common share improved to $.78 compared to $.71 in the comparable period in fiscal 2001. In addition to the nonrecurring gain discussed above, earnings have improved principally due to strong growth in non-interest revenues and modest expansion of net interest income. Despite evidence of a slowing national economy, we believe growth prospects remain excellent in our market areas." Hood concluded.

Problem assets as a percentage of total assets declined slightly to .63% at March 31, 2001 from .67% at March 31, 2000 and .64% at September 30, 2000. Reserves to total net loans were .83% compared to .81% at March 31, 2000 and .84% at September 30, 2000. The ratio of net loan charge-offs to average net loans increased to 6 basis points in the current quarter compared to 2 basis points in the comparable quarter one year ago. Year-to-date net charge-offs increased to 10 basis points for the six months ended March 31, 2001 from 5 basis points in the six months ended March 31, 2000. Higher net charge-offs in fiscal 2001 are due to higher levels of consumer loan charge-offs.

As of March 31, 2001, total assets of First Financial were $2.4 billion and deposits were $1.3 billion. Loans receivable were $1.9 billion. Stockholders' equity totaled $148.6 million at March 31, 2001. Book value per common share increased to $11.13 compared to $9.76 one year ago.

First Financial is the multiple thrift holding company of First Federal Savings and Loan Association of Charleston and Peoples Federal Savings and Loan Association of Conway. The Associations operate a total of 41 offices located in the Charleston Metropolitan area and Horry, Georgetown, Florence and Beaufort counties, and a loan origination office in coastal North Carolina. The Company also provides brokerage, trust and insurance services through First Southeast Investor Services, First Southeast Fiduciary and Trust Services and First Southeast Insurance Services. For additional information about First Financial, please visit our web site at www.firstfinancialholdings.com.

Certain matters in this news release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the South Carolina real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended September 30, 2000.

FIRST FINANCIAL HOLDINGS, INC.
Unaudited Consolidated Financial Highlights
(in thousands, except share data)

	Three Months Ended			Six Months Ended
	03/31/01	03/31/00	12/31/00	03/31/01	03/31/00
Statements of Income
Interest income	$ 43,779	$ 39,409	$ 43,812	$ 87,591	$ 77,406
Interest expense	26,900	23,660	27,854	54,754	46,040
Net interest income	16,879	15,749	15,958	32,837	31,366
Provision for loan losses	(1,275)	(690)	(850)	(2,125)	(1,530)
Net interest income after provision	15,604	15,059	15,108	30,712	29,836
Other income
Net gain on sale of loans	468	27	175	643	68
Net gain on sale of investments and
mortgage-backed securities	232		308	540
Brokerage fees	450	476	351	801	913
Commissions on insurance	891	568	836	1,727	1,128
Service charges and fees on deposit accounts	2,033	1,801	2,133	4,166	3,713
Loan servicing fees	526	316	505	1,031	647
Real estate operations (net)	1,090	40	41	1,131	84
Other	1,001	1,049	808	1,809	1,835
Total other income	6,691	4,277	5,157	11,848	8,388
Other expenses
Salaries and employee benefits	7,954	6,938	7,404	15,358	13,946
Occupancy costs	1,037	862	1,026	2,063	1,768
Marketing	376	398	356	732	737
Depreciation, amort., etc.	1,097	952	1,127	2,224	1,826
FDIC insurance premiums	66	74	67	133	277
Other	2,804	2,478	2,758	5,562	4,756
Total other expenses	13,334	11,702	12,738	26,072	23,310
Income before income taxes	8,961	7,634	7,527	16,488	14,914
Provision for income taxes	3,166	2,709	2,657	5,823	5,222
Net income	5,795	4,925	4,870	10,665	9,692
Earnings per common share:
Basic	0.43	0.37	0.37	0.80	0.73
Diluted	0.42	0.36	0.36	0.78	0.71
Average shares outstanding	13,341	13,357	13,323	13,332	13,357
Average diluted shares outstanding	13,721	13,571	13,596	13,658	13,599
Ratios:
Return on average equity	15.90%	15.27%	13.87%	14.90%	15.15%
Return on average assets	1.00%	0.91%	0.86%	0.93%	0.91%
Net interest margin	3.07%	3.04%	2.92%	3.00%	3.07%
Operating expense/average assets	2.30%	2.15%	2.24%	2.27%	2.18%
Efficiency ratio	61.22%	58.63%	61.86%	61.53%	58.86%
Net charge-offs/average net loans	0.06%	0.02%	0.04%	0.10%	0.05%

	03/31/01	03/31/00	12/31/00
Statements of Financial Condition
Assets
Cash and cash equivalents	$ 108,475	$ 66,045	$ 72,316
Investments	52,308	41,592	44,256
Loans receivable	1,884,223	1,863,687	1,841,553
Mortgage-backed securities	245,982	164,443	265,184
Office properties, net	29,893	25,938	29,811
Real estate owned	2,279	6,123	4,364
Other assets	28,903	22,308	28,502
Total Assets	2,352,063	2,190,136	2,285,986
Liabilities
Deposits	1,314,130	1,229,097	1,237,049
Advances from FHLB	720,000	718,500	750,900
Other borrowings	117,848	68,763	112,460
Other liabilities	51,479	43,582	42,519
Total Liabilities	2,203,457	2,059,942	2,142,928
Stockholders' equity
Stockholders' equity	164,894	151,144	160,844
Treasury stock	(18,752)	(17,980)	(18,622)
Accumulated other comprehensive gain (loss)	2,464	(2,970)	836
Total stockholders' equity	148,606	130,194	143,058
Total liabilities and stockholders' equity	2,352,063	2,190,136	2,285,986
Stockholders' equity/assets	6.32%	5.94%	6.26%
Common shares outstanding	13,353	13,337	13,330
Book value per share	$ 11.13	$ 9.76	$ 10.73

	03/31/01	03/31/00	12/31/00
Credit quality-quarterly results
Total reserves for loan losses	$ 15,655	$ 15,175	$ 15,438
Loan loss reserves/net loans	0.83%	0.81%	0.84%
Reserves/non-performing loans	125.78%	178.99%	155.33%
Provision for losses	$ 1,275	$ 690	$ 850
Net loan charge-offs	$ 1,058	$ 301	$ 815

Problem assets
Non-accrual loans	$ 9,717	$ 4,356	$ 7,195
Accruing loans 90 days or more past due	24	1,404	35
Renegotiated loans	2,706	2,718	2,709
REO thru foreclosure	2,279	6,123	4,364
Total	$ 14,726	$ 14,601	$ 14,303
As a percent of total assets	0.63%	0.67%	0.63%

First Financial Holdings, Inc.
Selected Financial Data
(amounts in thousands except per share data)

	On the Date of (Unaudited)
STATEMENT OF CONDITION	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99
Assets
Cash and investments	$ 160,783	$ 116,572	$ 109,484	$ 114,327	$ 107,637	$ 114,225	$ 97,894	$ 93,736
Loans receivable	1,884,223	1,841,553	1,838,497	1,848,619	1,863,687	1,808,000	1,742,150	1,674,214
Mortgage-backed securities	245,982	265,184	247,095	233,936	164,443	170,810	181,245	192,433
Office properties and equip.	29,893	29,811	29,503	28,131	25,938	23,808	21,969	19,729
Real estate owned	2,279	4,364	5,895	5,933	6,123	6,139	5,685	5,806
Other assets	28,903	28,502	26,037	24,904	22,308	33,944	21,809	20,452

Total assets	$2,352,063	$2,285,986	$2,256,511	$2,255,850	$2,190,136	$2,156,926	$2,070,752	$2,006,370

Liabilities
Deposits	$1,314,130	$1,237,049	$1,241,295	$1,237,911	$1,229,097	$1,236,069	$1,219,848	$1,208,050
Advances-FHLB	720,000	750,900	766,500	773,500	718,500	672,500	594,500	579,500
Other borrowed money	117,848	112,460	61,522	63,159	68,763	82,693	82,741	50,829
Other liabilities	51,479	42,519	49,343	47,927	43,582	37,834	47,782	45,586

Total liabilities	2,203,457	2,142,928	2,118,660	2,122,497	2,059,942	2,029,096	1,944,871	1,883,965

Stockholders' equity	146,142	142,222	139,318	136,184	133,164	130,465	127,512	123,910
Unrealized gain (loss) on available
for sale securities	2,464	836	(1,467)	(2,831)	(2,970)	(2,635)	(1,631)	(1,505)

Total stockholders' equity	148,606	143,058	137,851	133,353	130,194	127,830	125,881	122,405

Total liabilities and
stockholders' equity	$2,352,063	$2,285,986	$2,256,511	$2,255,850	$2,190,136	$2,156,926	$2,070,752	$2,006,370

	Quarter Ended (Unaudited)								Fiscal Year (unaudited)
	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99	09/30/00	09/30/99
STATEMENT OF OPERATIONS
Total interest income	$ 43,779	$ 43,812	$ 43,008	$ 41,228	$ 39,409	$ 37,997	$ 36,639	$ 35,637	$161,642	$140,832
Total interest expense	26,900	27,854	27,510	25,338	23,660	22,380	21,092	20,089	98,888	80,394

Net interest income	16,879	15,958	15,498	15,890	15,749	15,617	15,547	15,548	62,754	60,438
Provision for loan losses	(1,275)	(850)	(575)	(640)	(690)	(840)	(760)	(760)	(2,745)	(2,765)

Net int. inc. after provision	15,604	15,108	14,923	15,250	15,059	14,777	14,787	14,788	60,009	57,673

Other income
Net gain (loss) on sale of loans	$ 468	$ 175	$ 22	$ 38	$ 27	$ 41	$ 126	$ 285	$ 128	$ 1,392
Gain on investment securities	232	308	116	28	0	0	25	(6)	144	37
Loan servicing fees	526	505	565	523	399	396	295	275	1,883	1,176
Svc. chgs/fees-dep. accts	2,033	2,133	1,965	1,915	1,801	1,912	1,767	1,643	7,593	6,586
Real estate operations (net)	1,090	41	243	50	40	44	100	(17)	377	88
Other	2,342	1,995	2,406	2,051	2,010	1,718	1,719	1,607	8,185	6,035

Total other income	6,691	5,157	5,317	4,605	4,277	4,111	4,032	3,787	18,310	15,314

Other expenses
Salaries & employee benefits	7,954	7,404	7,219	6,843	6,938	7,008	6,545	6,540	28,008	25,625
Occupancy costs	1,037	1,026	1,004	966	862	906	861	788	3,738	3,203
Marketing	376	356	476	366	398	339	238	412	1,579	1,316
Depreciation, amort., etc.	1,097	1,127	1,102	986	952	874	892	831	3,914	3,328
FDIC insurance premium	66	67	64	65	74	203	188	177	406	728
Other	2,804	2,758	2,644	2,839	2,478	2,278	2,282	2,227	10,239	9,080

Total other expenses	13,334	12,738	12,509	12,065	11,702	11,608	11,006	10,975	47,884	43,280

Income before taxes	8,961	7,527	7,731	7,790	7,634	7,280	7,813	7,600	30,435	29,707
Provision for income taxes	3,166	2,657	2,595	2,690	2,709	2,513	2,739	2,659	10,507	10,400
Net Income	$ 5,795	$ 4,870	$ 5,136	$ 5,100	$ 4,925	$ 4,767	$ 5,074	$ 4,941	$ 19,928	$ 19,307

	Quarter Ended (unaudited)								Fiscal Year (unaudited)
	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99	09/30/00	09/30/99
PERFORMANCE RATIOS
Earnings per common share:
Net income:
Basic	$ 0.43	$ 0.37	$ 0.39	$ 0.38	$ 0.37	$ 0.36	$ 0.38	$ 0.37	$ 1.49	$ 1.44
Diluted	$ 0.42	$ 0.36	$ 0.38	$ 0.38	$ 0.36	$ 0.35	$ 0.37	$ 0.36	$ 1.47	$ 1.40

Other ratios
Return on Assets	1.00%	0.86%	0.91%	0.92%	0.91%	0.90%	1.00%	0.99%	0.91%	0.99%
Return on Equity	15.90%	13.87%	15.15%	15.48%	15.27%	15.03%	16.35%	16.15%	15.21%	15.38%
Net int. income/avg. earn. assets	3.07%	2.92%	2.85%	3.00%	3.04%	3.10%	3.16%	3.25%	2.99%	3.22%
Operating exp./avg. assets	2.30%	2.24%	2.22%	2.17%	2.15%	2.20%	2.16%	2.21%	2.19%	2.21%
Efficiency ratio	61.22%	61.86%	61.22%	59.20%	58.63%	59.09%	56.95%	57.54%	59.55%	58.30%

	Period Ended (unaudited)
ON THE DATE OF	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99

Total shares outstanding	13,353	13,330	13,318	13,325	13,338	13,363	13,353	13,339
Book value per share	$ 11.13	$ 10.73	$ 10.35	$ 10.01	$ 9.76	$ 9.57	$ 9.43	$ 9.18
Equity/assets	6.32%	6.26%	6.11%	5.91%	5.94%	5.93%	6.08%	6.10%

	Quarter Ended (unaudited)								Fiscal Year (unaudited)
	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99	09/30/00	09/30/99
AVERAGE BALANCES
Total assets	$2,319,025	$2,271,249	$2,256,181	$2,222,993	$2,173,531	$2,113,839	$2,038,561	$1,987,689	$2,186,035	$1,955,230
Earning assets	2,202,304	2,182,752	2,177,581	2,118,266	2,075,010	2,018,098	1,967,394	1,913,244	2,097,240	1,877,318
Loans	1,877,242	1,836,828	1,878,596	1,891,476	1,847,952	1,783,776	1,724,201	1,652,904	1,839,607	1,640,497
Costing liabilities	2,115,171	2,079,855	2,084,183	2,028,156	1,984,209	1,921,826	1,864,936	1,821,195	2,002,371	1,780,390
Deposits	1,266,319	1,233,439	1,243,666	1,227,994	1,225,150	1,228,077	1,215,184	1,209,678	1,229,037	1,197,476
Equity	145,832	140,455	135,602	131,774	129,012	126,856	124,143	122,344	131,022	125,522

Loans originated
Mortgage loans	$ 80,832	$ 70,903	$ 71,017	$ 105,635	$ 93,090	$ 91,970	$ 111,136	$ 147,251	$ 361,712	$ 507,384
Consumer loans	45,893	49,765	57,570	60,015	49,671	43,530	39,653	41,909	210,786	170,058
Commercial loans	30,156	22,662	18,488	20,999	22,140	20,032	16,261	17,933	81,659	63,132

Total loan originations	$ 156,881	$ 143,330	$ 147,075	$ 186,649	$ 164,901	$ 155,532	$ 167,050	$ 207,093	$ 654,157	$ 740,574

AS OF	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99
Composition of gross loan portfolio
Residential (1-4 family)	$1,254,885	$1,232,678	$1,266,025	$1,310,518	$1,352,043	$1,328,208	$1,296,522	$1,242,612
Other residential	49,366	48,545	48,937	50,365	48,066	46,051	46,254	47,656
A & D and lots	93,492	92,881	91,396	88,667	87,697	85,949	87,367	83,935
Commercial real estate	133,859	134,949	131,028	129,459	131,308	123,972	123,121	123,297
Consumer	330,217	332,149	311,990	288,929	261,501	239,374	217,115	206,899
Commercial business	76,958	61,369	57,381	53,953	51,249	49,440	42,721	40,105

	$1,938,777	$1,902,571	$1,906,757	$1,921,891	$1,931,864	$1,872,994	$1,813,100	$1,744,504

	Period Ended (unaudited)
	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99
ASSET QUALITY
Non-accrual loans	$ 9,717	$ 7,195	$ 5,881	$ 4,166	$ 4,356	$ 5,010	$ 4,466	$ 4,368
Loans 90 days or more past due	24	35	29	24	1,404	20	20	52
Renegotiated loans	2,706	2,709	2,712	2,715	2,718	2,721	2,724	2,731
REO thru foreclosure	2,279	4,364	5,895	5,933	6,123	6,139	5,685	5,806
TOTAL	$14,726	$14,303	$ 14,517	$ 12,838	$ 14,601	$ 13,890	$ 12,895	$ 12,957

	Period Ended (unaudited)
	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99
LOAN AND REO LOSS RESERVES
Total reserves for loan losses	$15,655	$15,438	$ 15,403	$ 15,388	$ 15,175	$ 14,786	$ 14,570	$ 14,184
Loan loss reserves/net loans	0.83%	0.84%	0.84%	0.83%	0.81%	0.82%	0.84%	0.85%
Provision for losses	1,275	850	575	640	690	840	760	760
Net loan charge-offs	1,058	815	560	427	301	624	374	132
Net charge-offs/Average net loans	0.06%	0.04%	0.03%	0.02%	0.02%	0.04%	0.02%	0.01%